EXHIBIT 99.4


     Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

     In connection with the Amended Quarterly Report of American Fire Retardant Corporation (the "Company") on Form 10-Q for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Raoul L. Carroll, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Raoul  L.  Carroll
---------------------------
Raoul  L.  Carroll
Chief  Executive  Officer

September  17,  2002